Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.6482%



        Excess Protection Level
          3 Month Average   5.78%
          May, 2000   5.75%
          April, 2000   5.56%
          March, 2000   6.01%


        Cash Yield                                  19.29%


        Investor Charge Offs                         4.66%


        Base Rate                                    8.88%


        Over 30 Day Delinquency                      4.70%


        Seller's Interest                            9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $52,496,626,963.52


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $4,987,826,445.03